Exhibit 10(c)(i)

Employee

REGENCY CENTERS CORPORATION

409A Amendment to Stock Option Agreements

THIS AGREEMENT is made as of the 31st day of December, 2008 by and between «F1» (the “Employee”) and Regency Centers Corporation (the “Company”).

Background

The Company has previously awarded stock options to the Employee pursuant to one or more Stock Option Agreements covering options that remain unvested as of the date hereof (after giving effect to any amendments prior to the date hereof, collectively, the “Agreements”).

The parties wish to amend the Agreements to comply with Section 409A of the Internal Revenue Code.

Accordingly, the parties agree as follows:

1. Termination of Service. For purposes of any accelerated vesting provisions of the Agreements that provide for acceleration in certain circumstances upon termination of employment, the Employee’s employment shall not be considered to have terminated unless the Employee’s employment is considered terminated for purposes of Treasury Regulation Section 1.409A-1(h)(ii).

2. Issuance of Vested DEUs. Any Agreements that provide for Dividend Equivalent Units (“DEUs”) are hereby amended to conform to longstanding practice under the Plan as follows: DEUs shall vest as provided in the applicable Agreements, but vested DEUs shall only be distributed annually as of the June 30 immediately following the date of vesting. No DEUs shall be distributed on the exercise of the Option. Vested DEUs shall be issued in the form of whole shares of Company common stock, with fractional DEUs settled in cash, as promptly as practicable after the June 30 immediately following the vesting date, with the number of shares determined based on the last sale price of the common stock on such June 30 (or if June 30 is not a day on which the common stock was traded, the last sale price as reported for the immediately preceding date on which there was a sale).

3. No Other Changes. Except as expressly amended hereby, the provisions of the Agreements shall remain in full force and effect.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

REGENCY CENTERS CORPORATION

By	/s/ J. Christian Leavitt
J. Christian Leavitt
Its Senior Vice President/Treasurer

“Company”

Name:	«F1»

“Employee”

Director

REGENCY CENTERS CORPORATION

409A Amendment to Stock Option Agreements

THIS AGREEMENT is made as of the 31st day of December, 2008 by and between «F2» (the “Director”) and Regency Centers Corporation (the “Company”).

Background

The Company has previously awarded stock options to the Director pursuant to one or more Stock Option Agreements covering options that remain unvested as of the date hereof (as previously amended, collectively, the “Agreements”).

The parties wish to amend the Agreements to comply with Section 409A of the Internal Revenue Code.

Accordingly, the parties agree as follows:

1. Termination of Service. For purposes of any accelerated vesting provisions of the Agreements that provide for acceleration in certain circumstances when the Director ceases to serve as a director, the Director will be considered to have ceased services on the date that the Director experiences a “separation from service” within the meaning of Code Section 409A.

2. Issuance of Vested DEUs. Any Agreements that provide for Dividend Equivalent Units (“DEUs”) are hereby amended to conform to longstanding practice under the Plan as follows: DEUs shall vest as provided in the applicable Agreements, but vested DEUs shall only be distributed annually as of the June 30 immediately following the date of vesting. No DEUs shall be distributed on the exercise of the Option. Vested DEUs shall be issued in the form of whole shares of Company common stock, with fractional DEUs settled in cash, as promptly as practicable after the June 30 immediately following the vesting date, with the number of shares determined based on the last sale price of the common stock on such June 30 (or if June 30 is not a day on which the common stock was traded, the last sale price as reported for the immediately preceding date on which there was a sale).

3. No Other Changes. Except as expressly amended hereby, the provisions of the Agreements shall remain in full force and effect.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

REGENCY CENTERS CORPORATION

By	/s/ J. Christian Leavitt
J. Christian Leavitt
Senior Vice President/Treasurer

“Company”

Name:	«F2»

“Director”

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